Non-current Financial Assets at Fair Value Through Other Comprehensive Income - Summary Amounts recognized in other comprehensive income in relation to the financial assets at fair value through other comprehensive income (Detail)
$ in Thousands, $ in Thousands
12 Months Ended
	Dec. 31, 2022 TWD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 TWD ($)	Dec. 31, 2020 TWD ($)
Financial assets at fair value through other comprehensive income [abstract]
Foreign unlisted stocks	$ (46,419)	$ (1,511)	$ 122,514	$ 140,199